                                      AMENDMENT TO REVOLVING CREDIT AGREEMENT


__________________ THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and dated as of the 20th day of November, 1998 by and among COUNTRYWIDE HOME LOANS, INC. (the "Company") the Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) the Revolving Credit Agreement described below and ROYAL BANK OF CANADA, as lead administrative agent for the Lenders (in such capacity, the "Lead Agent").

                                                      RECITALS

__________________ A. Pursuant to that certain Revolving Credit Agreement dated as of April 15, 1998 by and among the Company, the Lenders signatory thereto, the Lead Agent, The Bank of New York ("BNY"), as co-administrative agent, Morgan Guaranty Trust Company of New York ("MGTC"), as syndication agent, Credit Lyonnais, San Francisco Branch ("CL"), as documentation agent, RBC, as arranger, BNY, MGTC and CL, as co-arrangers and the Lenders acting as co-agents, as indicated on the signature pages thereof (as amended, extended and replaced from time to time, the "Revolving Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

__________________ B. The Company has requested that the Lenders currently party to the Revolving Credit Agreement agree to amend the Revolving Credit Agreement in certain respects as provided more particularly herein.

__________________ NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                                     AGREEMENT

__________________ 1. Amendment of Negative Covenant. To reflect the agreement of the Lenders to exclude certain of the Company's Advances to Affiliates from the limitations thereon set forth in the Revolving Credit Agreement, Paragraph 10(g) of the Revolving Credit Agreement is hereby amended to read in its entirety as follows:

                  "10(g) Investments; Advances; Receivables. Make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except: (1) Advances constituting Mortgage Loans made in the ordinary course of the Company's business and (2) Investments in, unsecured and secured Advances to, and Receivables of, any Affiliate (and Servicing Pass-Through Ventures which are not otherwise Affiliates) in an aggregate amount not to exceed ten percent (10%) of the net worth of the Company determined in accordance with GAAP; provided, however, that: (i) any unsecured Advances made by the Company to any Affiliate must be funded with equity of the Company, (ii) any secured Advances made by the Company to any Affiliate must be fully secured on a first priority, perfected basis, by readily marketable securities pledged by such Affiliate, and (iii) for purposes of determining the Company's compliance with the requirements of subparagraph (2) above Advances to Affiliates shall not include Advances made by the Company to any of Countrywide Capital Markets, Inc. ("CCMI"), Countrywide Securities Corporation ("CSI") and/or Countrywide Servicing Exchange, Inc. ("CSEI") which Advances are secured on a first priority, perfected basis by Mortgage-Backed Securities owned by any of CCMI, CSC or CSEI."

 2.  Reaffirmation of Loan Documents.  The
Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Lead Agent, the Lenders or any other Person under the Revolving Credit Agreement or any other Credit Document, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Revolving Credit Agreement as amended hereby and the other Credit Documents remain in full force and effect.

                                  3. Reaffirmation of Guaranties.  By executing
this Amendment as provided below, the Parent acknowledges the terms and conditions of this Amendment and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Parent or the rights of the Lead Agent, the Lenders or any other Person under the Guaranty, the Subordination Agreement or any other document or instrument made or given by the Parent in connection therewith, (b) the term "Obligations" as used in the Guaranty and the Subordination Agreement includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Guaranty and the Subordination Agreement remain in full force and effect.

                                    4.Amendment Effective Date.  This Amendment
shall be effective as of the day and year first above written upon the date (the "Amendment Effective Date") that there has been delivered to the Lead Agent:

     (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by the Parent; and
     (b)  Such  corporate   resolutions,   incumbency   certificates  and  other
authorizing documentation as the Lead Agent may request.

     5. Representations and Warranties. The Company hereby represents and warrants to the Lead Agent and each of the Lenders that at the date hereof and at and as of the Amendment Effective Date:

     (a) Each of the Company and the
Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

     (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company and the Parent contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

6. No Other Amendment. Except as expressly amended hereby, the Credit Documents shall remain in full force and effect as written and amended to date.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                             COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation




                                             By
                                             Name
                                             Title


              ROYAL BANK OF CANADA, as Lead Administration Agent, Arranger and a
                                             Lender

                                             By
                                             Name
                                             Title

 THE BANK OF NEW YORK,  as Co-Administrator Agent, a Co-Arranger, a
                                             Co-Agent a and Lender




                                             By
                                             Name
                                             Title


                                             MORGAN  GUARANTY  TRUST  COMPANY OF
                                             NEW YORK, as  Syndication  Agent, a
                                             Co-Arranger,   a  Co-Agent   and  a
                                             Lender




                                             By
                                             Name
                                             Title


           CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, a
                                           Co-Arranger, a Co-Agent and a Lender




                                             By
                                             Name
                                             Title


                                 ABN AMRO BANK, N.V., as a Co-Agent and a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
           Title _____________________________________________________




           BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Co-Agent
                                             and a Lender Agent




                                             By
                                             Name
                                             Title


                       BARCLAYS BANK PLC, as a Co-Agent and a Lender




                                             By
                                             Name
                                             Title


              THE CHASE MANHATTAN BANK, as a Co-Agent and a Lender




                                             By
                                             Name
                                             Title


         DEUTSCHE  BANK AG,  NEW  YORK  AND/OR  CAYMAN  ISLANDS  BRANCHES,  as a
                                             Co-Agent and a Lender

                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


             NATIONSBANK OF TEXAS, N.A., as a Co-Agent and a Lender




                                             By
                                             Name
                                             Title


                                          BANQUE NATIONALE DE PARIS, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                 CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender




                                             By
                                             Name
                                             Title


           THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as a Lender




                                             By
                                             Name
                                             Title


                                             BANQUE PARIBAS, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BANK ONE, TEXAS, N.A., as a Lender




                                             By
                                             Name
                                             Title







BANK OF HAWAII, as a Lender




                                             By
                                             Name
                                             Title







ACKNOWLEDGED and AGREED TO as of the day and year first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC.,





By _______________________________________________
Name _____________________________________________
Title ____________________________________________